Capital Management	12 Months Ended
Mar. 31, 2019
Capital Management [Abstract]
Capital Management

21.	CAPITAL MANAGEMENT

The Company considers the items included in Equity as capital. The Company had payables and accrued expenses of approximately $ 1.1 million as at March 31, 2019 (approximately $ 0.1 million as at March 31, 2018) and current assets, primarily in cash, of approximately $6.6 million (approximately $7.6 million as at March 31, 2018). The Company's objectives when managing capital are to safeguard the Company's ability to continue as a going concern in order to pursue new business opportunities and to maintain a flexible capital structure which optimizes the costs of capital at an acceptable risk.

The Company manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets.

As at March 31, 2019, the shareholders' equity was approximately $146.9 million (approximately $ 9.6 million as at March 31, 2018), $6.2 million ($7.5 million as at March 31, 2018) of it was held in the form of cash.

The Company is not subject to any externally imposed capital requirements and does not presently utilize any quantitative measures to monitor its capital. There have been no changes to the Company's approach to capital management during the years ended March 31, 2019 and March 31, 2018.